Putnam
New Jersey
Tax Exempt
Income Fund

ANNUAL REPORT
May 31, 1997

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Fund highlights

* "Based on tax-equivalent yields alone, muni funds easily outshine most taxable-bond funds."

                            --  Morningstar Mutual Funds, March 1997

* "Although we remain less optimistic about the state's general obligation bonds, the New Jersey municipal market still offers excellent investment opportunities, particularly among self-supporting bonds in the health-care sector."

                            --  Leslie J. Burke, manager
                                Putnam New Jersey Tax Exempt Income Fund

   CONTENTS

 4 Report from Putnam Management

 9 Fund performance summary

15 Portfolio holdings

19 Financial statements



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

Putnam New Jersey Tax Exempt Income Fund began fiscal 1997 on a hopeful, yet cautious note in June 1996 after a somewhat tumultuous year for the municipal bond market. The hope was warranted, as the market rallied in the fall. The caution was also justified, for the rally ended abruptly in late winter, cut short by investor worries that inflation and interest rates would both rise in the wake of an economy still growing too fast.

From the vantage point of the fiscal year's close on May 31, 1997, we can see that the volatility, while somewhat nerve-racking for many investors, was unusually low. By spring, even the Federal Reserve Board's increase in the federal funds rate in late March, the source of considerable earlier anxiety, caused little stir.

It is in these contexts that Fund Manager Leslie Burke discusses your fund's performance for the year just past and her view of its prospects for the year ahead. Her report begins on the following page.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
July 16, 1997



Report from the Fund Manager
Leslie J. Burke

Putnam New Jersey Tax Exempt Income Fund concluded its fiscal year on an excellent note. Duration management and outperformance by one of the fund's hospital holdings drove performance, positioning the fund very competitively and enabling it to continue to provide investors with a steady stream of current tax-exempt income. For the 12 months ended May 31, 1997, the fund provided shareholders with a total return of 8.57% at net asset value (3.38% at the public offering price) for class A shares. Results for class B and class M shares and for longer periods can be found on pages 9 through 11.

* MARKET CHARACTERIZED BY ABNORMALLY LOW VOLATILITY

Compared with performance in other years in the not-too-distant past, the municipal bond market for the 12 months ended May 31, 1997, was characterized by abnormally low volatility in all dimensions. This covers not just interest-rate movement, but changes in bond spreads as well. Even the Federal Reserve Board's increase of a quarter of a percentage point in the federal funds rate in late March was virtually a nonevent primarily because the long-awaited rate increase had already been priced into the market.

While many expected the March increase to be the first in a series, the Fed left rates alone at its May meeting. Once again, the fixed-income market reaction appeared subdued, although bond prices did respond favorably. Until there is more evidence of inflation, we believe the markets will continue to show some uncertainty while they await further Fed action.

* MUNICIPALS OUTPERFORM TAXABLE BONDS OVER PERIOD

The municipal bond market has also experienced relative stability during the period, and tax-free bond investments have generally outperformed their taxable counterparts by a significant margin. The fading prominence of last year's flat-tax proposals explains some of this outperformance, although favorable supply and demand trends probably account for much more. Supply is running slightly below the pace of one year ago, while demand -- from individual investors, insurance companies, and other less traditional buyers -- has remained steady. Issuers have continued to meet this demand by structuring municipal offerings with terms that are especially attractive to these buyers, many of whom are interested mainly in high-quality intermediate-term securities. The result has been strong municipal bond market performance, especially relative to similar taxable investments.

* DEFENSIVE STRATEGY PROPELS PERFORMANCE WHILE PROTECTING VALUE

Although the municipal market continues to perform well, we have begun to believe that potential for additional price appreciation may be somewhat limited. Accordingly, we have pursued a defensive strategy in recent months, designed to continue to generate solid tax-exempt income while protecting the fund's assets in the face of rising interest rates and robust economic growth.

Duration management has been a key component of this strategy, and over the past several months we have reduced the portfolio's duration from approximately seven years to six. Duration is a measure of the price sensitivity of a portfolio of bonds to changes in interest rates. Like maturity, with which it is often confused, duration is measured in years. In a rising interest-rate environment like the current one, a shorter duration helps protect the fund's net asset value by cushioning the effect of interest-rate changes, although it can also prevent the fund from benefiting fully from appreciation in a declining-rate environment.

[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Transportation                 20.8%

Health care                    16.7%

Education                       7.8%

Water and sewerage              7.3%

Utilities                       5.8%

Footnote reads:
*Based on net assets as of 5/31/97. Holdings will vary over time.

In addition, we have attempted to concentrate the portfolio in holdings less sensitive to interest-rate changes. At the same time, we have retained our focus on the call structure of individual securities in anticipation of the year 2003, when a significant portion of the municipal marketplace becomes callable. This dual mandate continues to prompt a repositioning of the portfolio away from longer-term securities and into more intermediate-term municipal bonds with maturities between 10 and 20 years.

Higher-coupon bonds have become another important focus for the fund, providing high current income as well as a measure of protection in the rising-rate environment. With the strengthening economy compressing credit spreads between various sectors of the municipal market, these lower-rated high-yielding bonds have been outperforming. The growing economy has bolstered the financial standing of many issuers and increased demand for many higher-yielding investments. Some issuers have even parlayed stronger bottom lines into improved credit ratings.

* SELF-SUPPORTING BONDS STILL KEY

Although the New Jersey economy shows all the signs of full economic recovery and low unemployment, economic strength in the New York/New Jersey/Pennsylvania region remains less buoyant than elsewhere in the country. New Jersey continues to experience the aftereffects of its much-lauded three-part tax reduction, the latest difficulty being an unfunded pension liability of approximately $3.2 billion. While many states have similar liabilities, the anti-tax position of New Jersey's governor leaves this state with fewer options for solving its dilemma. In fact, shortly after the close of the fiscal period, the legislature approved and scheduled the issuance of a taxable municipal bond for approximately $2.7 billion to fund the pension liability.

[GRAPHIC OMITTED: pie chart PORTFOLIO QUALITY OVERVIEW]

PORTFOLIO QUALITY OVERVIEW*

Aaa -- 48.1%

Aa  -- 19.3%

A   --  8.6%

B   --  1.4%

Ba  -- 17.5%

BBB --  5.1%

Footnote reads:
As a percentage of market value as of 5/31/97. A bond rated Baa or higher is considered investment grade. All ratings reflect Moody's descriptions unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.

Major rating agencies have hinted that this action could jeopardize the credit rating on the state's traditional municipal bonds. Uncompensated health care and equalization of school funding continue to add to the state's fiscal stress level.

This climate of uncertainty continues to make the state's general obligation bonds less appealing investments for the fund. Instead, we remain focused on self-supporting bonds, primarily in the health-care sector. Issuers of self-supporting bonds rely on their own fees or charges to pay interest and principal to bondholders rather than on the state, and this more secure income stream makes the bonds more likely candidates for a credit upgrade or prerefunding.

In fact, the fund benefited handsomely in February when one of its largest hospital holdings was prerefunded. In a prerefunding, the issuer floats a second bond to raise funds to pay off an older issue at its first call date. Proceeds from the new bond are invested in top-quality instruments such as U.S. Treasury securities. Because of the safety of principal represented by these securities, the older prerefunded bond is generally perceived as having a substantial improvement in its creditworthiness, and its rating is likely to be upgraded. Credit upgrades, in turn, often herald higher prices.

Elsewhere in the health-care sector, we have been seeking opportunities among bonds issued by continuing-care retirement communities. As Americans age and hospitals seek new ways to provide service for lower costs, these communities are becoming more widespread. The fund has invested successfully in several of them already, and our latest foray into the sector came in January with the purchase of bonds issued on behalf of Crane's Mill continuing-care retirement community.

* DEFENSIVE POSITIONING REMAINS BEST COURSE FOR COMING MONTHS

"Fed-watching" has once again become the market's favorite pastime as the Board left short-term interest rates alone at its May meeting. The economy remains strong and that strength appears to be consumer-driven, since income, job security, and consumer confidence all posted solid gains in recent months. Given this scenario, the Fed may well decide to raise interest rates later this year, perhaps at its August meeting -- a move that could produce increased volatility throughout the fixed-income market.

At the same time, the municipal market may yet come under pressure in coming months as seasonal supply upticks test the limits of buyer demand. However, investors should not let a small rise in interest rates keep them from buying municipal bonds. Municipals still represent good after-tax value against taxable investments and an excellent way to diversify a stock-heavy portfolio.

Amid this uncertainty, we believe your fund's defensive positioning continues to be the most prudent course to tax-exempt income and limited volatility. Accordingly, although a reduction in the supply of New Jersey municipal issues that meet our strict quality and structure criteria is adding to the challenge of our investment efforts, our long-term strategy of reducing the portfolio's "barbell" shape remains in place. Intermediate-term securities remain highly desirable in terms of both yield and reduced volatility, and we continue to seek every opportunity to increase these holdings.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 5/31/97, there is no guarantee the fund will continue to hold these securities in the future.

Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam New Jersey Tax Exempt Income Fund is designed for investors seeking a high level of current income free from federal and state income tax consistent with preservation of capital.

TOTAL RETURN FOR PERIODS ENDED 5/31/97

                                Class A         Class B         Class M
 (inception date)              (2/20/90)       (1/4/93)        (5/1/95)
                              NAV     POP     NAV    CDSC     NAV    POP
------------------------------------------------------------------------------
 1 year                       8.57%   3.38%   7.87%   2.87%   8.25%   4.78%
------------------------------------------------------------------------------
 5 years                     37.82   31.31   32.64   30.64   35.72   31.32
 Annual average               6.63    5.60    5.81    5.49    6.30    5.60
------------------------------------------------------------------------------
 Life of fund                69.37   61.39   59.98   59.98   64.76   59.45
 Annual average               7.52    6.81    6.68    6.68    7.11    6.63
------------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 5/31/97

                           Lehman Bros.      Consumer
                      Municipal Bond Index  Price Index
------------------------------------------------------------------------------
 1 year                       8.29             2.23
------------------------------------------------------------------------------
 5 years                     41.80            14.60
 Annual average               7.24             2.76
------------------------------------------------------------------------------
 Life of fund                73.94            25.08
 Annual average               7.93             3.13
------------------------------------------------------------------------------

Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% for class A shares and 3.25% for class M shares. One, five, and ten year and life of fund returns for class B shares reflect the applicable contingent deferred sales charges (CDSC), which is 5% in the first year, declines each year to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and, in the case of class B and class M shares, the higher operating costs applicable to such shares. All returns assume reinvestment of distributions at NAV and represent past performance; they do not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 2/20/90

             Fund's class A   Lehman Bros.    Consumer
                shares at    Municipal Bond     Price
    Date          POP            Index          Index

   2/20/90       9,525           10,000        10,000
  12/31/90      10,232           10,684        10,453
  12/31/91      11,456           11,981        10,773
  12/31/92      12,455           13,037        11,085
  12/31/93      14,002           14,637        11,390
  12/31/94      13,121           13,884        11,694
  12/31/95      15,257           16,308        11,991
  12/31/96      15,811           17,032        12,389
   5/31/97      16,139           17,394        12,508

Footnote reads:
Past performance is no assurance of future results. Over the same period, a $10,000 investment in the fund's class B shares at inception would have been valued at $15,998 on 5/31/97 and no contingent deferred sales charge would apply; and a $10,000 investment in the fund's class M shares would have been valued at $16,476 at net asset value on 5/31/97 ($15,945 at public offering price). See first page of performance section for performance calculation method.



PRICE AND DISTRIBUTION INFORMATION
12 months ended 5/31/97

                             Class A         Class B         Class M
------------------------------------------------------------------------------
 Distributions (number)         12             12              12
------------------------------------------------------------------------------
 Income                     $0.474981      $0.416387       $0.448474
------------------------------------------------------------------------------
 Capital gains1                 --             --              --
------------------------------------------------------------------------------
   Total                    $0.474981     $0. 416387      $0. 448474
------------------------------------------------------------------------------
 Share value               NAV     POP         NAV     NAV     POP
------------------------------------------------------------------------------
 5/31/96                  $8.76   $9.20       $8.75   $8.76   $9.05
------------------------------------------------------------------------------
 5/31/97                   9.02    9.47        9.01    9.02    9.32
------------------------------------------------------------------------------
 Current return
(end of period)
------------------------------------------------------------------------------
 Current dividend rate2    5.11%   4.87%       4.46%   4.81%   4.66%
------------------------------------------------------------------------------
 Taxable equivalent3       9.04    8.61        7.89    8.51    8.24
------------------------------------------------------------------------------
 Current 30-day SEC
 yield4                    4.96    4.72        4.32    4.67    4.52
------------------------------------------------------------------------------
 Taxable equivalent3       8.77    8.35        7.63    8.26    7.98
------------------------------------------------------------------------------

1Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

3Assumes maximum 43.45% combined federal and state tax rate. Results for investors subject to lower tax rates would not be as advantageous.

4Based only on investment income, calculated using SEC guidelines.

TOTAL RETURN FOR PERIODS ENDED 6/30/97
(most recent calendar quarter)

                                Class A         Class B         Class M
 (inception date)              (2/20/90)       (1/4/93)        (5/1/95)
                              NAV     POP     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
 1 year                       8.28%   3.14%   7.60%   2.60%   7.96%   4.42%
------------------------------------------------------------------------------
 5 years                     36.75   30.22   31.70   29.70   34.66   30.34
 Annual average               6.46    5.42    5.66    5.34    6.13    5.44
------------------------------------------------------------------------------
 Life of fund                71.02   62.96   61.47   61.47   66.34   60.97
 Annual average               7.56    6.86    6.73    6.73    7.16    6.68
------------------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. Investment returns and principal value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. Please see the first page of the performance section for the method of performance calculation.

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 4.75% sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index assumes reinvestment of all distributions and interest payments, does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund. It is not possible to invest directly in an index.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.



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Report of independent accountants

For the fiscal year ended May 31, 1997

To the Trustees and Shareholders of
Putnam New Jersey Tax Exempt Income Fund

We have audited the accompanying statement of assets and liabilities of Putnam New Jersey Tax Exempt Income Fund, including the portfolio of investments owned, as of May 31, 1997, and the related statement of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1997, by correspondence with the custodian and brokers.
An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam New Jersey Tax Exempt Income Fund as of May 31, 1997, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                                     Coopers & Lybrand L.L.P.

Boston, Massachusetts
July 14, 1997




Portfolio of investments owned
May 31, 1997 (Unaudited)

Key to Abbreviations
AMBAC       -- AMBAC Indemnity Corporation
COP         -- Certificate of Participation
FGIC        -- Financial Guaranty Insurance Company
FHA Insd.   -- Federal Housing Administration Insured
FSA         -- Financial Security Assurance
G.O. Bonds  -- General Obligation Bonds
IFB         -- Inverse Floating Rate Bonds
MBIA        -- Municipal Bond Investors Assurance Corporation
VRDN        -- Variable Rate Demand Notes


MUNICIPAL BONDS AND NOTES (98.2%) *
PRINCIPAL AMOUNT                                                             RATING**                  VALUE

New Jersey (80.4%)
------------------------------------------------------------------------------------------------------------
     $1,000,000  Atlantic City, Muni. Utils. Auth. Wtr. Rev. Bonds,
                   7 3/4s, 5/1/17                                              AAA/P              $1,107,500
                 Atlantic Cnty. COP
      2,000,000    FGIC, 7.4s, 3/1/10                                          Aaa                 2,405,000
      1,000,000    (Pub. Fac. Lease Agreement), FGIC, 7.4s, 3/1/09             Aaa                 1,198,750
      4,250,000  Camden Cnty., Impt. Auth. Rev. Bonds,
                   8.4s, 4/1/24                                                B/P                 4,420,000
      5,850,000  Camden Cnty., Muni. Util. Auth. Rev. Bonds,
                   FGIC, 6s, 7/15/07                                           Aaa                 6,303,375
      6,625,000  Camden Cnty., Muni. Util. Auth. Swr. Rev. Bonds,
                   FGIC, 6s, 7/15/08                                           Aaa                 7,080,469
      3,000,000  Jersey City, G.O. Bonds, Ser. A, AMBAC, 6s,
                   10/1/10                                                     AAA                 3,191,250
      1,200,000  Middle Township, Sch. Dist. Rev. Bonds, FGIC,
                   7s, 7/15/06                                                 Aaa                 1,381,500
      2,000,000  Middlesex Cnty., Poll. Control Auth. Rev. Bonds,
                   6 7/8s, 12/1/22                                             BBB/P               2,120,000
      3,000,000  Middlesex Cnty., Utils. Auth. Swr. IFB, Ser. A, MBIA,
                   7.4393s, 8/15/10                                            Aaa                 3,292,500
      2,105,000  NJ Econ. Dev. Auth. Elec. Energy Fac. Rev. Bonds
                   (Vineland Cogeneration L.P.), 7 7/8s, 6/1/19                BB                  2,270,769
      8,000,000  NJ Econ. Dev. Auth. Hlth. Care Fac. Rev. Bonds
                   (Ocean Nursing Pavilion), Ser. A, 7 3/8s, 12/1/25           BB/P                8,430,000
                 NJ Econ. Dev. Auth. Natural Gas Fac. Rev. Bonds
                   (NJ Natural Gas Co.)
      2,500,000    9s, 12/1/17                                                 A                   2,606,250
      2,500,000    Ser. 84A, 7.05s, 3/1/16                                     A                   2,589,625
                 NJ Econ. Dev. Auth. Rev. Bonds
      5,300,000    (Stolt Terminals), 10 1/2s, 1/15/18                         BB                  5,611,269
      5,000,000    (Tevco Inc.), 8 1/8s, 10/1/09                               BBB/P               5,462,500
      1,200,000    (Ninette Group L P), 7 3/4s, 8/1/11                         A                   1,252,500
      7,000,000    (1st Mtge.-Cranes Mill), Ser. A, 7 1/2s, 2/1/27             BB/P                7,000,000
      2,000,000    (Hartz Mountain Industries, Inc.), 7s, 2/1/14               A                   2,177,500
      2,970,000    (Lakewood School), Ser. R, 6.9s, 12/1/11                    Aa                  3,181,613
      1,500,000    (NJ Performing Arts Ctr.), 6 3/4s, 6/15/12                  Aaa                 1,650,000
      1,895,000    (Urban Holding Co.), 6 1/2s, 6/1/15                         A                   2,030,019
      1,550,000    (Burlington Coat Factory), 6 1/8s, 9/1/10                   A                   1,629,438
      2,925,000  NJ Econ. Dev. Auth. Waste Paper Recycling Rev.
                   Bonds (Marcal Paper Mills Inc.), 8 1/2s, 2/1/10             BB/P                3,345,469
                 NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
      7,250,000    (St. Elizabeth Hosp.), Ser. B, 8 1/4s, 7/1/20               AAA                 8,165,305
      3,095,000    (Jersey Shore Med. Ctr.), Ser. B, AMBAC,
                   8s, 7/1/18 #                                                Aaa                 3,282,124
      8,500,000    (Kimball Med. Ctr.), Ser. C, 8s, 7/1/13                     Ba                  9,063,125
      1,000,000    (East Orange Gen. Hosp.), Ser. B, 7 3/4s, 7/1/20            BBB                 1,061,250
      1,425,000    (Columbus Hosp.), Ser. A, 7 1/2s, 7/1/21                    Baa                 1,505,156
      3,030,000    (Kimball Med. Ctr.), 7.3s, 7/1/99                           Ba                  3,064,209
      9,000,000    (Raritan Bay Med. Ctr.), 7 1/4s, 7/1/27                     BB/P                9,438,750
      3,300,000    (Christ Hosp. Group), 7s, 7/1/06                            AAA                 3,770,250
      5,000,000    (Gen. Hosp. Ctr.-Passaic Inc.), FSA, 6 3/4s, 7/1/19         Aaa                 5,462,500
      3,285,000    (Somerset Med. Ctr.), Ser. A, FGIC, 5.2s, 7/1/24            Aaa                 3,055,050
                 NJ State G.O. Bonds
      4,065,000    FGIC, 6s, 2/15/11                                           Aaa                 4,364,794
      4,000,000    Ser. E, 6s, 7/15/06                                         Aa                  4,335,000
      3,000,000  NJ State Edl. Fac. Auth. Rev. Bonds
                   (Princeton U.), Ser. C, 6 3/8s, 7/1/22                      Aaa                 3,187,500
      3,000,000  NJ State Hsg. & Mtge. Fin. Agcy. IFB,
                   Ser. I, 7.98s, 11/1/07 (acquired various dates
                   from 2/11/93 to 6/14/93 cost $3,134,370) [DBL. DAGGERS]     A                   3,202,500
      1,190,000  NJ State Hsg. & Mtge. Fin. Agcy. Rev. Bonds
                   (Home Buyer), Ser. D, MBIA, 7.7s, 10/1/29                   Aaa                 1,240,575
                 NJ State Hwy. Auth. Gen. Rev. Bonds
                   (Garden State Pkwy.)
      1,500,000    6.2s, 1/1/10                                                AA                  1,635,000
      2,370,000    6s, 1/1/19                                                  Aaa                 2,503,313
      3,000,000  NJ State Hwy. Auth. Rev. Bonds
                   (Garden State Pkwy.), 5.2s, 1/1/08                          AA                  3,022,500
      1,800,000  NJ State Tpk. Auth. IFB, MBIA, 8.77s, 1/1/16
                   (acquired 03/27/92, cost $ 1,817,856) [DBL. DAGGERS]        Aaa                 2,191,500
                 NJ State Tpk. Auth. Rev. Bonds, Ser. C
      6,000,000    MBIA, 6 1/2s, 1/1/16                                        Aaa                 6,772,500
      5,000,000    AMBAC, 6 1/2s, 1/1/08                                       Aaa                 5,575,000
      6,400,000  NJ State Tpk. Auth. VRDN, FGIC, 3.7s, 1/1/18                  AAA                 6,400,000
                 NJ State Trans. Trust Fund Auth. Rev. Bonds
                   (Trans. Syst.), Ser. A
     17,000,000    MBIA, 6 1/2s, 6/15/11                                       Aaa                19,188,750
      3,000,000    MBIA, 6s, 12/15/06                                          Aaa                 3,225,000
      7,000,000  NJ Wastewater Treatment Trust Rev. Bonds,
                   Ser. A, zero %, 9/1/07                                      Aaa                 4,147,500
                 NJ Wastewtr. Treatment Rev. Bonds
                   (Wastewtr. Treatment Trust)
      6,670,000    Ser. C, 7s, 6/15/10                                         Aa                  7,795,563
      2,955,000    Ser. B, 7s, 5/15/09                                         Aa                  3,438,881
      8,295,000  North Hudson, Swr. Auth. Rev. Bonds,
                   FGIC, 5 1/4s, 8/1/16                                        AAA                 8,046,150
      1,800,000  Passaic Valley, Cmnty. Wtr. Supply Rev. Bonds,
                   Ser. A., FGIC, 6.4s, 12/15/22                               Aaa                 1,986,750
      7,500,000  Rutgers State U. Rev. Bonds, Ser. A, 6.4s, 5/1/13             AA                  8,259,375
      1,950,000  Sayreville, Hsg. Dev. Corp. Mtge. Rev. Bonds
                   (Lakeview Section 8), FHA Insd., 7 3/4s, 8/1/24             AAA                 1,967,180
                 South River, School Dist. G.O. Bonds
      1,300,000    FGIC, 5s, 12/1/12                                           Aaa                 1,228,500
      1,250,000    FGIC, 5s, 12/1/11                                           Aaa                 1,196,875
      1,250,000    FGIC, 5s, 12/1/10                                           Aaa                 1,204,688
      1,000,000  Stony Brook, Regional Swr. Rev. Bonds,
                   Ser. B, 5.45s, 12/1/12                                      Aa                  1,011,250
      3,400,000  Union Cnty., Indl. Poll. Ctrl. Fin. Auth. Rev. Bonds
                   (American Cynamid Co.), 5.8s, 9/1/09                        A                   3,582,750
      8,695,000  U. of Medicine & Dentistry Rev. Bonds,
                   Ser. E, 6 1/2s, 12/1/12                                     A                   9,760,138
                                                                                              --------------
                                                                                                 250,074,547

New York (8.1%)
------------------------------------------------------------------------------------------------------------
                 Port Auth. NY & NJ Cons. IFB
      2,100,000    5.72712s, 11/15/15 (acquired 02/09/94,
                   cost $2,107,875) [DBL. DAGGERS]                             AA/P                1,764,000
      1,500,000    5.2s, 11/15/15                                              AA/P                1,430,625
      7,500,000  Port Auth. NY & NJ Cons. Rev. Bonds,
                   Ser. 93rd, 6 1/8s, 6/1/94                                   AA/P                7,884,376
      5,000,000  Port Auth. NY & NJ IFB, 9.303s, 8/1/26
                   (acquired various dates from 8/29/91 to
                   1/21/92, cost $5,164,940) [DBL. DAGGERS]                    AA/P                5,568,750
                 Port Auth. NY & NJ Rev. Bonds
      3,000,000    (Delta Airlines, Inc.), Ser. 1R, 6.95s, 6/1/08              Baa                 3,236,250
      5,000,000    (Kennedy Intl. Arpt.), 6 3/4s, 10/1/19                      BB/P                5,206,250
                                                                                              --------------
                                                                                                  25,090,251

Puerto Rico (9.7%)
------------------------------------------------------------------------------------------------------------
      5,665,000  Cmnwlth. of PR, Aqueduct & Swr. Auth.
                   Rev. Bonds, 6 1/4s, 7/1/12                                  A                   6,189,013
      3,000,000  Cmnwlth. of PR, G.O. Bonds, MBIA, 6 1/4s, 7/1/08              Aaa                 3,330,000
      1,500,000  Cmnwlth of PR, Hwy. Auth. Rev. Bonds,
                   Ser. Q, 7 3/4s, 7/1/16                                      AAA                 1,672,500
      1,000,000  Cmnwlth of PR, Hwy. & Trans. Auth. Rev. Bonds,
                   Ser. W, 5 1/2s, 7/1/15                                      A                     991,250
      4,000,000  Cmnwlth. of PR, Pub. Impt. G.O. Bonds,
                   6.8s, 7/1/21                                                AAA                 4,465,000
                 PR Elec. Pwr. Auth. Rev Bond
      1,375,000    Ser. S, MBIA, 6 1/8s, 7/1/08                                Aaa                 1,502,188
      3,000,000    Ser. Y, MBIA, 7s, 7/1/07                                    Aaa                 3,506,250
      2,000,000  PR Indl. Med. & Env. Poll. Control Fac. Fin. Auth.
                   Rev. Bonds (Special Facilities-American Airlines),
                   Ser. A, 6.45s, 12/1/25                                      Baa                 2,097,500
      3,750,000  PR Pub. Bldgs. Auth. Rev. Bonds,
                   Ser. K, 6 7/8s, 7/1/21                                      Aaa                 4,200,000
                 PR Pub. Bldgs. Auth. Gtd. Pub. Edl. & Hlth.
                   Fac. Rev. Bonds
      1,250,000    Ser. G, 7 7/8s, 7/1/16                                      Aaa                 1,278,813
      1,000,000    Ser. H, 7 7/8s, 7/1/16                                      Aaa                 1,023,050
                                                                                              --------------
                                                                                                  30,255,564
------------------------------------------------------------------------------------------------------------
                 Total Investments (cost $296,181,826) ***                                      $305,420,362
------------------------------------------------------------------------------------------------------------

*   Percentages indicated are based on net assets of $311,140,274.

**  The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at
    May 31, 1997 for the securities listed. Ratings are generally ascribed to securities at the time of issuance.
    While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at May 31, 1997.
    Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the
    Report of independent accountants.

*** The aggregate identified cost on a tax basis is $296,181,826, resulting in gross unrealized appreciation and depreciation of $11,154,735 and $1,916,199, respectively, or net unrealized appreciation of $9,238,536.

[DBL. DAGGER] Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at May 31, 1997 was $12,726,750 or 4.1% of net assets.

#   A portion of this security was pledged and segregated  with the custodian to cover margin requirements futures contracts at May 31, 1997. The market value of this security is $3,282,124 or 1.1% of net assets.

The rates shown on IFB which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDN's are the current interest rates at May 31, 1997.

The fund had the following industry group concentrations greater than 10% at May 31, 1997 (as a percentage of net assets):

     Transportation          20.8%
     Healthcare              16.7

The fund had the following insurance concentrations greater than 10% at May 31, 1997 (as a percentage of net assets):

     FGIC                    14.7%
     MBIA                    14.2


----------------------------------------------------------------------------------------
Futures Contracts Outstanding at May 31, 1997
                                                 Aggregate
                                    Total          Face        Expiration     Unrealized
                                    Value          Value          Date       Depreciation
----------------------------------------------------------------------------------------
Jun 97 Muni
Index Future                    $ 14,157,000   $ 13,784,313     Jun-97        $ (372,687)
----------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
May 31, 1997

Assets
---------------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $296,181,826) (Note 1)                                              $  305,420,362
---------------------------------------------------------------------------------------------------
Interest and other receivables                                                            7,148,198
---------------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                      272,080
---------------------------------------------------------------------------------------------------
Total assets                                                                            312,840,640

Liabilities
---------------------------------------------------------------------------------------------------
Payable to subcustodian (Note 2)                                                            309,623
---------------------------------------------------------------------------------------------------
Payable for variation margin                                                                 37,813
---------------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                       420,630
---------------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                                  265,139
---------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                                465,674
---------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                   31,296
---------------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                                 5,846
---------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                  1,187
---------------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                      134,954
---------------------------------------------------------------------------------------------------
Other accrued expenses                                                                       28,204
---------------------------------------------------------------------------------------------------
Total liabilities                                                                         1,700,366
---------------------------------------------------------------------------------------------------
Net assets                                                                           $  311,140,274

Represented by
---------------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                      $  308,737,140
---------------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                                  2,510
---------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                                    (6,465,225)
---------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                                8,865,849
---------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                           $  311,140,274

Computation of net asset value and offering price
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($228,361,257 divided by 25,327,758 shares)                                                   $9.02
---------------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $9.02)*                                        $9.47
---------------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($82,406,694 divided by 9,147,666 shares)**                                                   $9.01
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($372,323 divided by 41,285 shares)                                                           $9.02
---------------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $9.02)***                                      $9.32
---------------------------------------------------------------------------------------------------

*   On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales the offering price is reduced.
**  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
*** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended May 31, 1997

Tax exempt interest income:                                                            $18,988,464
--------------------------------------------------------------------------------------------------

Expenses:
Compensation of Manager (Note 2)                                                         1,844,631
--------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                             311,876
--------------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                           18,266
--------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                             7,123
--------------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                      458,413
--------------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                      657,796
--------------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                        1,859
--------------------------------------------------------------------------------------------------
Reports to shareholders                                                                     36,181
--------------------------------------------------------------------------------------------------
Registration fees                                                                            1,444
--------------------------------------------------------------------------------------------------
Auditing                                                                                    29,058
--------------------------------------------------------------------------------------------------
Legal                                                                                       32,703
--------------------------------------------------------------------------------------------------
Postage                                                                                     48,835
--------------------------------------------------------------------------------------------------
Other                                                                                       12,581
--------------------------------------------------------------------------------------------------
Total expenses                                                                           3,460,766
--------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                (206,152)
--------------------------------------------------------------------------------------------------
Net expenses                                                                             3,254,614
--------------------------------------------------------------------------------------------------
Net investment income                                                                   15,733,850
--------------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                           266,616
--------------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Notes 1 and 3)                                   1,316,685
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and futures contracts during the year         7,335,606
--------------------------------------------------------------------------------------------------
Net gain on investments                                                                  8,918,907
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                   $24,652,757
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Statement of changes in net assets

                                                                                             Year ended May 31
                                                                                      --------------------------------
                                                                                           1997               1996
----------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
----------------------------------------------------------------------------------------------------------------------
Operations:
----------------------------------------------------------------------------------------------------------------------
Net investment income                                                                   $15,733,850        $15,859,807
----------------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                                          1,583,301          2,169,534
----------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation
(depreciation) of investments                                                             7,335,606         (9,678,068)
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                     24,652,757          8,351,273
----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
----------------------------------------------------------------------------------------------------------------------
  From net investment income
    Class A                                                                             (12,203,229)       (12,722,118)
----------------------------------------------------------------------------------------------------------------------
    Class B                                                                              (3,606,097)        (3,109,723)
----------------------------------------------------------------------------------------------------------------------
    Class M                                                                                 (18,592)           (11,099)
----------------------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                                         1,936,873          6,709,677
----------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                                  10,761,712           (781,990)

Net assets
----------------------------------------------------------------------------------------------------------------------
Beginning of year                                                                       300,378,562        301,160,552
----------------------------------------------------------------------------------------------------------------------
End of year (including undistributed net investment
income of $2,510 and $66,944, respectively)                                            $311,140,274       $300,378,562
----------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a share outstanding throughout the period)

CLASS A
--------------------------------------------------------------------------------------------------------------------

                                                                 Eleven months
Per-share                                                             ended
operating performance                  Year ended May 31             May 31               Year ended June 30
--------------------------------------------------------------------------------------------------------------------
                                     1997             1996             1995 ++          1994             1993
--------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                 $8.76            $8.98            $8.75            $9.46            $8.97
--------------------------------------------------------------------------------------------------------------------
Investment operations
--------------------------------------------------------------------------------------------------------------------
Net investment income                 .47              .48              .46              .51              .54
--------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments            .26             (.22)             .23             (.58)             .58
--------------------------------------------------------------------------------------------------------------------
Total from
investment operations                 .73              .26              .69             (.07)            1.12
--------------------------------------------------------------------------------------------------------------------
Less distributions:
--------------------------------------------------------------------------------------------------------------------
From net
investment income                    (.47)            (.48)            (.46)            (.51)            (.55)
--------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                         --               --               --             (.08)            (.08)
--------------------------------------------------------------------------------------------------------------------
In excess of realized
gain on investments                    --               --               --             (.05)              --
--------------------------------------------------------------------------------------------------------------------
Total distributions                  (.47)            (.48)            (.46)            (.64)            (.63)
--------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                       $9.02            $8.76            $8.98            $8.75            $9.46
--------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)            8.57             2.92             8.25 *          (0.94)           13.02
--------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                   $228,361         $227,940         $242,569         $246,336         $235,243
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)             .96              .96              .87 *            .95              .92
--------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)            5.28             5.36             5.36 *           5.43             5.90
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)              27.14            52.82            51.86 *          51.74            44.58
--------------------------------------------------------------------------------------------------------------------

  +  Commencement of operations.

  *  Not annualized.

  ++ The fiscal year has been advanced from June 30 to May 31.

(a)  Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b)  The ratio of expenses to average net assets for the year ended May 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS B
--------------------------------------------------------------------------------------------------------------------

                                                                 Eleven months                    For the period
Per-share                                                             ended        Year ended      Jan. 4, 1993+
operating performance                  Year ended May 31             May 31          June 30         to June 30
--------------------------------------------------------------------------------------------------------------------
                                     1997             1996             1995 ++          1994             1993
--------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                 $8.75            $8.97            $8.75            $9.46            $9.02
--------------------------------------------------------------------------------------------------------------------
Investment operations
--------------------------------------------------------------------------------------------------------------------
Net investment income                 .41              .42              .41              .45              .21
--------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments            .27             (.22)             .22             (.58)             .43
--------------------------------------------------------------------------------------------------------------------
Total from
investment operations                 .68              .20              .63             (.13)             .64
--------------------------------------------------------------------------------------------------------------------
Less distributions:
--------------------------------------------------------------------------------------------------------------------
From net
investment income                    (.42)            (.42)            (.41)            (.45)            (.20)
--------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                         --               --               --             (.02)              --
--------------------------------------------------------------------------------------------------------------------
In excess of realized
gain on investments                    --               --               --             (.11)              --
--------------------------------------------------------------------------------------------------------------------
Total distributions                  (.42)            (.42)            (.41)            (.58)            (.20)
--------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                       $9.01            $8.75            $8.97            $8.75            $9.46
--------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)            7.87             2.25             7.51 *          (1.59)            7.21 *
--------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $82,407          $72,083          $58,591          $44,916          $15,113
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)            1.61             1.61             1.46 *           1.59              .77 *
--------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)            4.63             4.69             4.72 *           4.77             2.42 *
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)              27.14            52.82            51.86 *          51.74            44.58
--------------------------------------------------------------------------------------------------------------------

  +  Commencement of operations.

  *  Not annualized.

  ++ The fiscal year has been advanced from June 30 to May 31.

(a)  Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b)  The ratio of expenses to average net assets for the year ended May 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).

(c)  Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.



Financial highlights
(For a share outstanding throughout the period)

CLASS M
-----------------------------------------------------------------------------------------------

                                                                             For the period
Per-share                                                                     May 1, 1995+
operating performance                               Year ended May 31           to May 31
-----------------------------------------------------------------------------------------------
                                                  1997             1996             1995++
-----------------------------------------------------------------------------------------------
Net asset value,
beginning of period                              $8.76            $8.98            $8.74
-----------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------
Net investment income                              .45 (c)          .45              .04
-----------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                         .26             (.21)             .28
-----------------------------------------------------------------------------------------------
Total from
investment operations                              .71              .24              .32
-----------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------
From net
investment income                                 (.45)            (.46)            (.08)
-----------------------------------------------------------------------------------------------
From net realized gain
on investments                                      --               --               --
-----------------------------------------------------------------------------------------------
In excess of realized
gain on investments                                 --               --               --
-----------------------------------------------------------------------------------------------
Total distributions                               (.45)            (.46)            (.08)
-----------------------------------------------------------------------------------------------
Net asset value,
end of period                                    $9.02            $8.76            $8.98
-----------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                         8.25             2.65             3.21 *
-----------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                    $372             $355               $1
-----------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                         1.26             1.24              .09 *
-----------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                         4.95             4.92              .42 *
-----------------------------------------------------------------------------------------------
Portfolio turnover (%)                           27.14            52.82            51.86 *
-----------------------------------------------------------------------------------------------

  +  Commencement of operations.

  *  Not annualized.

  ++ The fiscal year has been advanced from June 30 to May 31.

(a)  Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b)  The ratio of expenses to average net assets for the year ended May 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Notes to financial statements
May 31, 1997

Note 1
Significant accounting policies

Putnam New Jersey Tax Exempt Income (the "fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax and New Jersey personal income tax as Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc. believes is consistent with preservation of capital by investing primarily in a portfolio of longer-term New Jersey tax exempt securities.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At May 31, 1997, the fund had a capital loss carryover of approximately $4,669,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

    Loss Carryover       Expiration
----------------------------------------
     1,185,000          May 31, 2003
     3,484,000          May 31, 2004

E) Distributions to shareholders Income dividends are recorded daily by the fund and are distributed monthly. Capital gain distributions if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include treatment of realized and unrealized losses on certain futures contracts, market discount, and capital loss carryover. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended May 31, 1997, the fund reclassified $29,634 to increase undistributed net investment income and $29,634 to increase accumulated net realized loss on investments. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

F) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Discounts on zero coupon bonds and original issue discount, are accreted according to the effective yield method.

Note 2
Management fee,
administrative services
and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.340% of the next $5 billion and 0.330% thereafter. Prior to September 20, 1996, any amount over $1.5 billion was based on 0.40%.

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended May 31, 1997, fund expenses were reduced by $206,152 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Trustees of the fund receive an annual Trustees fee of $500 and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.20%, .85% and 0.50% of the average net assets attributable to class A, class B and class M shares respectively.

For the year ended May 31, 1997, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $28,733 and $524 from the sale of class A and class M shares, respectively and $208,190 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended May 31, 1997, Putnam Mutual Funds Corp., acting as underwriter received $553 on class A redemptions.

Note 3
Purchase and sales of securities

During the year ended May 31, 1997, purchases and sales of investment securities other than short-term investments aggregated $86,014,589 and $79,383,133, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At May 31, 1997, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                            Year ended
                                           May 31, 1997
------------------------------------------------------------
Class A                              Shares           Amount
------------------------------------------------------------
Shares sold                       9,108,541      $81,241,088
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       762,738        6,820,657
------------------------------------------------------------
                                  9,871,279       88,061,745

Shares
repurchased                     (10,560,633)     (94,285,270)
------------------------------------------------------------
Net decrease                       (689,354)     $(6,223,525)
------------------------------------------------------------

                                           Year ended
                                          May 31, 1996
------------------------------------------------------------
Class A                              Shares           Amount
------------------------------------------------------------
Shares sold                       6,433,107      $57,607,820
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       804,050        7,192,243
------------------------------------------------------------
                                  7,237,157       64,800,063

Shares
repurchased                      (8,230,011)     (73,691,252)
------------------------------------------------------------
Net decrease                       (992,854)     $(8,891,189)
------------------------------------------------------------

                                            Year ended
                                           May 31, 1997
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                       1,955,385      $17,456,558
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       244,686        2,186,889
------------------------------------------------------------
                                  2,200,071       19,643,447

Shares
repurchased                      (1,287,825)     (11,488,444)
------------------------------------------------------------
Net increase                        912,246       $8,155,003
------------------------------------------------------------

                                            Year ended
                                           May 31, 1996
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                       2,466,981      $22,026,771
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       209,155        1,869,308
------------------------------------------------------------
                                  2,676,136       23,896,079

Shares
repurchased                        (971,165)      (8,657,882)
------------------------------------------------------------
Net increase                      1,704,971      $15,238,197
------------------------------------------------------------

                                            Year ended
                                           May 31, 1997
------------------------------------------------------------
Class M                              Shares           Amount
------------------------------------------------------------
Shares sold                          26,219         $233,233
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                         1,600           14,291
------------------------------------------------------------
                                     27,819          247,524

Shares
repurchased                         (27,083)        (242,129)
------------------------------------------------------------
Net increase                            736           $5,395
------------------------------------------------------------

                                            Year ended
                                           May 31, 1996
------------------------------------------------------------
Class M                              Shares           Amount
------------------------------------------------------------
Shares sold                          40,656         $364,849
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                           900            8,089
------------------------------------------------------------
                                     41,556          372,938

Shares
repurchased                          (1,122)         (10,269)
------------------------------------------------------------
Net increase                         40,434         $362,669
------------------------------------------------------------



Federal tax information
May 31, 1997

The fund has designated 99.63% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 1998 will show the tax status of all distributions paid to your account in calendar 1997.



PUTNAM GROWTH FUNDS

Asia Pacific Growth Fund

Capital Appreciation Fund

Diversified Equity Trust

Europe Growth Fund

Global Growth Fund

Global Natural Resources Fund *

Health Sciences Trust

International Growth Fund +

International New Opportunities Fund

Investors Fund

New Opportunities Fund

OTC & Emerging Growth Fund [DBL. DAGGER]

Vista Fund

Voyager Fund

Voyager Fund II

PUTNAM GROWTH
AND INCOME FUNDS

Balanced Retirement Fund

Convertible Income-Growth Trust

Equity Income Fund

The George Putnam Fund of Boston

The Putnam Fund for Growth and Income

Growth and Income Fund II

International Growth and Income Fund

New Value Fund

Utilities Growth and Income Fund

PUTNAM INCOME FUNDS

American Government Income Fund

Diversified Income Trust

Diversified Income Trust II

Federal Income Trust

Global Governmental Income Trust

High Yield Advantage Fund

High Yield Trust

Income Fund

Intermediate U.S. Government Income Fund

Preferred Income Fund

U.S. Government Income Trust

PUTNAM TAX-FREE
INCOME FUNDS

Municipal Income Fund

Tax Exempt Income Fund

Tax-Free High Yield Fund

Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

LIFESTAGESM FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio

Asset Allocation: Conservative Portfolio

Asset Allocation: Growth Portfolio

MOST CONSERVATIVE
INVESTMENTS **

Putnam money market funds: ++

California Tax Exempt Money Market Fund

Money Market Fund

New York Tax Exempt Money Market Fund

Tax Exempt Money Market Fund

CDs and savings accounts [2 DBL. DAGGERS]


*  Formerly Natural Resources Fund

+  Formerly Overseas Growth Fund

[DBL. DAGGER] Formerly OTC Emerging Growth Fund

[SECTION MARK] Not available in all states.

** Relative to above.

++ An investment in a money market fund is neither insured nor guaranteed by the U.S. government. These funds are managed to maintain a price of $1.00 per share, although there is no assurance that this price will be maintained in the future.

[2 DBL. DAGGERS] Not offered by Putnam Investments. Certificates of deposit offer a fixed rate of return and may be insured up to certain limits by federal/state agencies. Savings accounts may also be insured up to certain limits. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Gary N. Coburn
Vice President

William J. Curtin
Vice President

Jerome J. Jacobs
Vice President

Leslie J. Burke
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam New Jersey Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information, or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency, and involve risk, including the possible loss of principal amount invested.


[LOGO OMITTED]

The Putnam Funds
One Post Office Square
Boston, Massachusetts

--------------------
Bulk Rate
U.S. Postage
PAID
Putnam
Investments
--------------------

34410-019/329/537   7/97